American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund
American Beacon Zebra Small Cap Equity Fund

Supplement dated April 5, 2019
to the
Statement of Additional Information dated December 28, 2018

I.         In the section “MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES
– The Manager”, the table on page 44 is deleted and replaced with the following:

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Gross income earned by the fund from securities lending activities	$27,216	$36,704
Fees and/or compensation paid by the fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$308	$3,365
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,596	$403
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebate (paid to borrower)	$22,421	$2,593
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$308	$3,365
Aggregate fees/compensation paid by the fund for securities lending activities	$24,632	$9,725
Net income from securities lending activities	$2,584	$26,978

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE